Exhibit 32


                              Section 1350 Certifications


                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive and Financial Officer of Newsearch, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of Newsearch, Inc. for the year ended December 31, 2005.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Newsearch, Inc. as of December 31, 2005.

This Certification is executed as of June 20, 2006.

                                /s/ Dean Wicker
                                ------------------------------------------------
                                    Dean Wicker
                                    Director, CEO, President and CFO
                                    (Principal Executive and Financial Officer)


A signed original of this written statement required by Section 906 has been provided to us, Inc. and will be retained by Newsearch, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.